--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 OCTOBER 9, 2001
                                 ---------------
                           Date of Filing of Form 8-K

                               SEPTEMBER 14, 2001
                               ------------------
                Date of Report (Date of earliest event reported)

                          OUTSOURCE INTERNATIONAL, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            FLORIDA                           000-23147                       65-0675628
            -------                           ---------                       ----------
(State or other jurisdiction of         (Commission File Number)             (IRS Employer
         incorporation)                                                    Identification No.)

                           1690 SOUTH CONGRESS AVENUE
                           DELRAY BEACH, FLORIDA 33445
                           ---------------------------
                    (Address of principal executive offices)

                                 (561) 454-3500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                           ---------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 5.  Other Events

         As previously reported, Outsource International, Inc., a Florida corporation (the "Company"), together with all of its operating subsidiaries, filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Central District of California ("Bankruptcy Court"), Case Nos. LA-01-28160-BB, LA-01-28173-BB, LA-01-28179-BB, LA-01-28185-BB, LA-01-28191-BB, LA-01-28197-BB and
LA-01-28201-BB Jointly Administered, on June 11, 2001. The Company retains control of its assets and is authorized to operate its business as a debtor in possession under the jurisdiction of the Bankruptcy Court.

         As a result of the Chapter 11 proceeding, the Company is filing with the Office of the U.S. Bankruptcy Trustee ("Bankruptcy Trustee") the Company's Monthly Operating Report (the "Monthly Operating Report") and Interim Statement (the "Interim Statement"). The Company intends to file with the Securities and Exchange Commission (the "SEC"), each under the cover of a Form 8-K, the Monthly Operating Report and Interim Statement filed with the Bankruptcy Trustee.

         On September 14, 2001, the Company filed with the Bankruptcy Trustee its Monthly Operating Report and Interim Statement for the period from July 30, 2001 to August 26, 2001 in connection with the Company's ongoing proceeding under Chapter 11 of the U.S. Bankruptcy Code. Exhibit 99.1 to this Current Report and Interim Statement on Form 8-K contains the text of the Monthly Operating Report and Interim Statement filed with the Bankruptcy Trustee.

         The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report and Interim Statement. The Monthly Operating Report and Interim Statement contain unaudited information. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report and Interim Statement are complete. The Monthly Operating Report and Interim Statement also contain information for periods which may be shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods which would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act.

         Moreover, the Monthly Operating Report and Interim Statement and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Monthly Operating Report and Interim Statement, and the Company undertakes no obligations to update or revise the Monthly Operating Report or the Interim Statement.

         Effective as of the close of business on October 4, 2001, the Company's common stock was delisted from the OTC Bulletin Board due to the Company's failure to file its quarterly report with the SEC. The Company's common stock now trades in the Pink Sheets.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

   (c)   Exhibits.

         Exhibit No.               Description
         -----------               -----------
         99.1                      Monthly Operating Report for the period from July 30, 2001 to August 26,
                                   2001 filed with the Bankruptcy Court on September 14, 2001

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              OUTSOURCE INTERNATIONAL, INC.



                                              By:    /s/ Michael A. Sharp
                                                     ---------------------------
                                              Name:  Michael A. Sharp
                                              Title: Chief Financial Officer and
                                                     Chief Restructuring Officer

Date:  October 9, 2001